Innovator Laddered Allocation Buffer ETF
Schedule of Investments
July 31, 2022 (Unaudited)

	Shares	Value
AFFILIATED EXCHANGE TRADED FUNDS - 99.96% (a)
Innovator U.S. Equity Buffer ETF - January	46,208	$1,586,321
Innovator U.S. Equity Buffer ETF - February	51,584	1,576,216
Innovator U.S. Equity Buffer ETF - March	47,712	1,575,627
Innovator U.S. Equity Buffer ETF - April	49,312	1,575,489
Innovator U.S. Equity Buffer ETF - May	51,488	1,559,731
Innovator U.S. Equity Buffer ETF - June	48,672	1,551,396
Innovator U.S. Equity Buffer ETF - July	50,624	1,619,968
Innovator U.S. Equity Buffer ETF - August	51,104	1,604,155
Innovator U.S. Equity Buffer ETF - September	51,296	1,606,088
Innovator U.S. Equity Buffer ETF - October	48,960	1,575,709
Innovator U.S. Equity Buffer ETF - November	52,032	1,591,716
Innovator U.S. Equity Buffer ETF - December	48,864	1,582,216
TOTAL AFFILIATED EXCHANGE TRADED FUNDS (Cost $19,124,953)		19,004,632

SHORT TERM INVESTMENTS - 0.05%
Money Market Deposit Account - 0.05%	Principal Amount
U.S. Bank Money Market Deposit Account, 1.600% (b)	$9,188	9,188
TOTAL SHORT TERM INVESTMENTS (Cost $9,188)		9,188

Total Investments (Cost $19,134,141) - 100.01%		19,013,820
Liabilities in Excess of Other Assets - (0.01)%		(1,400)
TOTAL NET ASSETS - 100.00%		$19,012,420

Asset Type	% of Net Assets
Affiliated Exchange Traded Funds	99.96%
Short Term Investments	0.05
Total Investments	100.01
Liabilities in Excess of Other Assets	(0.01)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a) Non-income producing security.
(b) The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of July 31, 2022.

1) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Innovator ETFs Trust (the "Trust") in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Valuation:

Portfolio securities generally shall be valued utilizing prices provided by independent pricing services. The Trust’s Pricing Committee (“Pricing Committee”) is responsible for establishing valuation of portfolio securities and other instruments held by the Fund in  accordance with the Trust’s valuation procedures.

Common stocks, preferred stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ National Market (“NASDAQ”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are generally valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price. Redeemable securities issued by open-end investment companies shall be valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities. Fixed income securities, swaps, currency-, credit- and commodity-linked notes, and other similar instruments will be valued using a pricing service. Fixed income securities having a remaining maturity of 60 days or less when purchased will be valued at cost adjusted for amortization of premiums and accretion of discounts, provided the Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer specific conditions existing at the time of the determination. Foreign securities and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by the pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation. Restricted securities (with the exception of Rule 144A Securities for which market quotations are available) will normally be valued at fair value as determined by the Pricing Committee.

If no quotation can be obtained from a pricing service, then the Pricing Committee will then attempt to obtain one or more broker quotes for the security. If no quotation is available from either a pricing service or one or more brokers or if the Pricing Committee has reason to question the reliability or accuracy of a quotation supplied or the use of amortized cost, the value of any portfolio security held by the Fund for which reliable market quotations are not readily available will be determined by the Pricing Committee in a manner that most appropriately reflects fair market value of the security on the valuation date. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close.

Fair Valuation Measurement:

FASB established a framework for measuring fair value in accordance with U.S. GAAP. Under ASC, Fair Value Measurement (“ASC 820”), various inputs are used in determining the value of the Fund's investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

• Level 1 –Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 –Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3 –Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgement. Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table summarizes valuation of the Fund's investments under the fair value hierarchy levels as of July 31, 2022:

	Level 1	Level 2	Level 3	Total
Assets
Affiliated Exchange Traded Funds	$19,004,632	$-	$-	$19,004,632
Short Term Investments	9,188	-	-	9,188
Total Assets	$19,013,820	$-	$-	$19,013,820

See the Schedule of Investments for the investments detailed by industry classification.

There were no Level 3 investments held by the Fund during the reporting period.

2) TRANSACTIONS WITH AFFILIATES

BUFB has the following transactions during the period ended July 31, 2022 with affiliated companies:

					Period Ended July 31, 2022
Security Name	Value as of November 1, 2021	Purchases	Sales	Value as of July 31, 2022	Share Balance	Dividend Income	Net Realized Gain (Loss) on Sale of Shares	Net Change in Unrealized Appreciation (Depreciation)
Innovator U.S. Equity Buffer ETF – January	$-	$1,593,696	$-	$1,586,321	46,208	$-	$-	$(7,375)
Innovator U.S. Equity Buffer ETF – February	-	1,601,604	10,074	1,576,216	51,584	-	(211)	(15,103)
Innovator U.S. Equity Buffer ETF – March	-	1,608,569	17,656	1,575,627	47,712	-	(334)	(14,952)
Innovator U.S. Equity Buffer ETF – April	-	1,602,971	19,078	1,575,489	49,312	-	(399)	(8,005)
Innovator U.S. Equity Buffer ETF – May	-	1,590,906	-	1,559,731	51,488	-	-	(31,175)
Innovator U.S. Equity Buffer ETF – June	-	1,587,817	4,581	1,551,396	48,672	-	(81)	(31,759)
Innovator U.S. Equity Buffer ETF – July	-	1,606,780	3,422	1,619,968	50,624	-	(65)	16,675
Innovator U.S. Equity Buffer ETF – August	-	1,602,488	-	1,604,155	51,104	-	-	1,667
Innovator U.S. Equity Buffer ETF – September	-	1,600,973	-	1,606,088	51,296	-	-	5,115
Innovator U.S. Equity Buffer ETF – October	-	1,594,576	1,012	1,575,709	48,960	-	(17)	(17,838)
Innovator U.S. Equity Buffer ETF – November	-	1,595,530	-	1,591,716	52,032	-	-	(3,814)
Innovator U.S. Equity Buffer ETF – December	-	1,595,974	-	1,582,216	48,864	-	-	(13,758)